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________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3

                        RULE 13e-3 TRANSACTION STATEMENT
                         (PURSUANT TO SECTION 13(e) OF
                      THE SECURITIES EXCHANGE ACT OF 1934)

                               (FINAL AMENDMENT)
                            ------------------------

                             CAPITA PREFERRED TRUST
                              (NAME OF THE ISSUER)

                             CAPITA PREFERRED TRUST
                         CAPITA PREFERRED FUNDING L.P.
                      AT&T CAPITAL LEASING SERVICES, INC.
                       AT&T CAPITAL SERVICES CORPORATION
                            AT&T CAPITAL CORPORATION
                           NEWCOURT CREDIT GROUP INC.
                       (NAME OF PERSONS FILING STATEMENT)
                            ------------------------

           9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm' ("TOPrS'sm'")
             (LIQUIDATION AMOUNT $25 PER TRUST PREFERRED SECURITY)
                           OF CAPITA PREFERRED TRUST
                         (TITLE OF CLASS OF SECURITIES)
                            ------------------------

                                   139710206
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                           GLENN A. VOTEK, TREASURER
                            AT&T CAPITAL CORPORATION
                                44 WHIPPANY ROAD
                       MORRISTOWN, NEW JERSEY 07962-1983
                                 (973) 397-3000
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE
      NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                            ------------------------

                                   COPIES TO:

                  SCOTT J. MOORE, ESQ.                                      STEPHAN J. FEDER, ESQ.
                     GENERAL COUNSEL                                      SIMPSON THACHER & BARTLETT
                AT&T CAPITAL CORPORATION                                     425 LEXINGTON AVENUE
                    44 WHIPPANY ROAD                                     NEW YORK, NEW YORK 10017-3954
            MORRISTOWN, NEW JERSEY 07962-1983                                   (212) 455-2000
                     (973) 397-3000

                            ------------------------

     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

        A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A, REGULATION 14C OR RULE 13e-3(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934.

          B. [ ] THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.

          C. [x] A TENDER OFFER.

          D. [ ] NONE OF THE ABOVE.

     CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING BOX (a) ARE PRELIMINARY COPIES: [ ]

________________________________________________________________________________



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     This Final Amendment amends and supplements, and constitutes the final amendment to, the Transaction Statement on Schedule 13E-3 filed on July 27, 1998 (as amended and supplemented, the 'Schedule 13E-3') by the Trust, the Partnership, the Subsidiary Issuers, AT&T Capital, and Newcourt (each as defined herein) relating to (i) an offer (the 'Offer') by AT&T Capital Corporation, a Delaware corporation ('AT&T Capital') and an indirect wholly owned subsidiary of Newcourt Credit Group Inc., an Ontario corporation ('Newcourt'), to purchase any and all outstanding 9.06% Trust Originated Preferred Securities'sm' ('TOPrS'sm'') (Liquidation Amount $25 per Trust Preferred Security) (the 'Securities' or 'Trust Preferred Securities') of Capita Preferred Trust, a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital (the 'Trust'), and (ii) a solicitation by AT&T Capital from the holders of Trust Preferred Securities as of July 20, 1998 for consents to proposed amendments (the 'Proposed Amendments') to (a) the Amended and Restated Limited Partnership Agreement of Capita Preferred Funding L.P., a Delaware limited partnership (the 'Partnership'), that will provide for an early redemption of partnership preferred securities issued thereunder (the 'Partnership Preferred Securities') and (b) the indentures of AT&T Capital and two of its wholly owned subsidiaries, AT&T Capital Leasing Services, Inc. and AT&T Capital Services Corporation (each subsidiary, a 'Subsidiary Issuer'), that will provide for early redemptions of the debentures issued thereunder
(the 'Debentures'). Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned thereto in the Offer to Purchase and Consent Solicitation, dated as of July 27, 1998, filed as Exhibit (d)(1) to Schedule 13E-3.

ITEM 10. INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

     Item 10 of Schedule 13E-3 is hereby amended and supplemented as follows:

     On Tuesday, September 1, 1998 (the 'Payment Date'), AT&T Capital consummated the Offer and purchased all validly tendered and not withdrawn Trust Preferred Securities at the purchase price of $29.69 per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. In addition, on the Payment Date, the Trust redeemed any and all Trust Preferred Securities that were not validly tendered in the Offer on the Payment Date at the redemption price of $29.25 per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash.

     The Offer expired at midnight, New York City time, on Wednesday, August 26, 1998. Based on information provided to AT&T Capital, a total of approximately 7,430,000 Securities (or approximately 93% of the 8,000,000 Securities outstanding) were validly tendered and not properly withdrawn pursuant to the Offer. In connection with the Offer, AT&T Capital also received the Requisite Consents to the Proposed Amendments from holders of record of the Securities and following such event, AT&T Capital, the Subsidiary Issuers and the Indenture Trustee executed supplemental indentures to effect the Proposed Amendments on Thursday, August 27, 1998.

     As a result of the consummation of the Offer, AT&T Capital shall request that the NYSE apply to delist the Securities from the NYSE and deregister the Securities with the Securities and Exchange Commission as soon as practicable following the consummation of the Offer.


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                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: September 1, 1998

                                          NEWCOURT CREDIT GROUP INC.

                                          By:         /s/ Glenn A. Votek
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                          AT&T CAPITAL CORPORATION

                                          By:         /s/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                          CAPITA PREFERRED TRUST

                                          By:         /s/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                          TRUSTEE

                                          CAPITA PREFERRED FUNDING L.P.

                                          By: AT&T CAPITAL CORPORATION,
                                           AS GENERAL PARTNER
                                            By:        /s/ GLENN A. VOTEK
                                                ................................
                                                        GLENN A. VOTEK
                                                           TREASURER

                                          AT&T CAPITAL LEASING SERVICES, INC.

                                          By:         /s/ DAVID F. BANKS
                                             ...................................
                                                       DAVID F. BANKS
                                                  CHIEF EXECUTIVE OFFICER

                                          AT&T CAPITAL SERVICES CORPORATION

                                          By:       /s/ KENNETH BRUCHANSKI
                                             ...................................
                                                     KENNETH BRUCHANSKI
                                                  CHIEF FINANCIAL OFFICER




                         STATEMENT OF DIFFERENCES
                         ------------------------

The service mark symbol shall be expressed as............................  'sm'




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